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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 4, 2002
                                                           -------------


                           Constellation Brands, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


                                    001-08495
                                    ---------
                            (Commission File Number)


              Delaware                                   16-0716709
              --------                                   ----------
          (State or other                           (I.R.S. Employer
           jurisdiction of                           Identification  No.)
           incorporation)



             300 WillowBrook Office Park, Fairport, New York   14450
             -------------------------------------------------------
          (Address of principal executive offices)           (Zip Code)


                                 (585) 218-2169
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Item  4.    CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.
--------

     On April 4, 2002, the Board of Directors of Constellation Brands, Inc. (the "Company"), based on the recommendation of its Audit Committee, determined not to renew the engagement of its independent public accountants, Arthur Andersen LLP ("Andersen"), and to engage KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year ending February 28, 2003, effective upon the filing by the Company of its Annual Report on Form 10-K for the fiscal year ended February 28, 2002.

     Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended February 28, 2001 and February 29, 2000 did not contain an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope or accounting principles. Andersen's report on the Company's consolidated financial statements for the fiscal year ended February 28, 2002 has not yet been issued.

     During the fiscal years ended February 28, 2001 and February 29, 2000, and the subsequent interim period through April 4, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of any such disagreements in connection with their report on the Company's consolidated financial statements for such years.

     None of the reportable events described under Item 304(a)(1)(v) of Securities and Exchange Commission's Regulation S-K occurred during the Company's fiscal years ended February 28, 2001 and February 29, 2000, and the subsequent interim period through April 4, 2002.

     The Company provided Andersen with a copy of the above disclosure. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated April 8, 2002, stating its agreement with these statements.

     During the fiscal years ended February 28, 2001 and February 29, 2000 and the subsequent interim period through April 4, 2002, the Company did not consult with KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as described in Item 304(a)(2)(i) and (ii) of Regulation S-K.


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Item  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS
--------

(c)  The following exhibits are filed as part of this Form 8-K.

     Exhibit  No.     Description
     ------------     -----------

         16.1 Letter from Arthur Andersen LLP regarding change in certifying accountant


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 8,  2002                     CONSTELLATION  BRANDS,  INC.


                                            By: /s/ Thomas S. Summer
                                                --------------------------------
                                                Thomas S. Summer, Executive Vice
                                                President and Chief Financial
                                                Officer


                                      - 4 -
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                                INDEX TO EXHIBITS

Exhibit  No.     Description
------------     -----------

    16.1 Letter from Arthur Andersen LLP regarding change in certifying accountant

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